CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 2 to the Quarterly Report on Form 10-Q of Advantage Capital Development Corp. for the Quarter Ending December 31, 2004, I, Jeffrey Sternberg, Chief Executive Officer and Chief Financial Officer of Advantage Capital Development Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such amended quarterly report of Form 10-Q for the period ending December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Amended Quarterly Report on Form 10-Q for the period ended December 31, 2004, fairly represents in all material respects, the financial condition and results of operations of Advantage Capital Development Corp.


Dated:    April 26, 2005

ADVANTAGE CAPITAL DEVELOPMENT CORP.


By:  /s/ Jeffrey Sternberg
-----------------------------------------
Chief Executive Officer
Chief Financial Officer